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Exhibit 10.10

Form of SECURITIES PURCHASE AGREEMENT

        This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of September 23, 2003 is made by and among Isonics Corporation, a California corporation, with headquarters located at 5906 McIntyre Street, Golden, CO 80403 (the "Company"), and the investors named on the signature pages hereto, together with their permitted transferees (each, an "Investor" and collectively, the "Investors").

RECITALS:

        A.    The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(6) of the Securities Act of 1933, as amended, (the "Securities Act).

        B.    The Investors desire, upon the terms and conditions stated in this Agreement, to purchase, for an aggregate purchase price of a minimum of $250,000 and a maximum of up to $1,200,000, shares of Common Stock of the Company.

        C.    The capitalized terms used herein and not otherwise defined have the meanings given them in Article VII hereof.

        In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

ARTICLE I
PURCHASE AND SALE OF SECURITIES

        1.1    Purchase and Sale of Securities.    At the Closing the Company will issue and sell to each Investor, and each Investor will (on a several and not a joint basis) purchase the Securities from the Company. The purchase price per unit (the "Securities") shall be $4.00 and will consist of five (5) shares of Common Stock and a warrant, substantially in the form attached hereto as Exhibit C (the "Warrant") to purchase three (3) shares of Common Stock at an exercise price equal to $1.25. The Warrants if not exercised sooner will expire on December 31, 2005. The Warrants are redeemable by the Company at $0.10 per exercisable share if the underlying Common Stock trades at or above $3.75 for 20 trading days in any 30 consecutive trading day period after the Warrants have been issued.

        1.2    Payment.    At the Closing, each Investor will pay the aggregate Purchase Price set forth beneath its name on the signature page hereof by wire transfer of immediately available funds to Wachovia Bank, National Association in accordance with the wire instructions set forth on Exhibit A hereto. Wachovia Bank, National Association shall act as escrow agent. The Company will deliver certificates representing the Securities to the Investor no later than ten calendar days after the Company's receipt of the Purchase Price (directly from the Investor or from the Escrow Agent, as the case may be), as described in paragraph 3 of the Placement Agent Agreement (See Exhibit E attached hereto) between the Company Park Capital Securities LLC and vFinance, Inc..

        1.3    Closing Date.    The Closing will take place on such date or time agreed upon by the parties to this Agreement (the "Closing Date"). The Closing will be held at the offices of the Company or at such other place as the parties agree.

ARTICLE II
INVESTOR'S REPRESENTATIONS AND WARRANTIES

        Each Investor represents and warrants to the Company, severally and solely with respect to itself and its purchase hereunder and not with respect to any other Investor, that:

        2.1    Investment Purpose.    The Investor is purchasing the Securities for its own account and not with a present view toward the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representation herein, the Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

        2.2    Accredited Investor Status.    The Investor is an "accredited investor" as defined in Section 2(a)(15) of the Securities Act and Rule 215 promulgated under the Securities Act. The Investor has delivered an Investor Questionnaire in the form of Exhibit B to the Company. The Investor hereby represents that, either by reason of the Investor's business or financial experience or the business or financial experience of the Investor's advisors, if any, the Investor has the capacity to protect the Investor's own interests in connection with the transaction contemplated hereby.

        2.3    Reliance on Exemptions.    The Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

        2.4    Information.    The Investor and its advisors, if any, have either had access through the Electronic Data Gathering, Analysis, and Retrieval System ("EDGAR") or have been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Securities, that have been requested by the Investor or its advisors, if any, including, without limitation the Company's Current Reports on Form 8-K dated February 5, 2003, (the "8-Ks"), the Company's Quarterly Reports on Form 10-QSB for the Quarters ended January 31, 2003, October 31, 2002 and July 31, 2002 (the "10-Qs"), and the Company's Annual Report on Form 10-KSB for the year ended April 30, 2002 (the "10-K" and collectively with the 8-Ks and the 10Qs, the "SEC Documents"). The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by Investor or any of its advisors or representatives modify, amend or affect the Investor's right to rely on the Company's representations, warranties and covenants contained in Article III below.

        2.5    Acknowledgement of Risk.    The Investor acknowledges and understands that its investment in the Securities involves a significant degree of risk, including, without limitation, (i) the Company remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds from the sale of Securities; (ii) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (iii) the Investor may not be able to liquidate its investment; (iv) transferability of the Securities is extremely limited; (v) in the event of a disposition of the Securities, the Investor could sustain the loss of its entire investment and (vi) the Company has not paid any dividends on its Common Stock since inception and does not anticipate the payment of dividends in the foreseeable future. Such risks are more fully set forth in the SEC Documents and the risk factors set forth on Exhibit D attached hereto.

        2.6    Governmental Review.    The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

        2.7    Transfer or Resale.    The Investor understands that:

          (a)   except as otherwise provided in Article V, the Securities have not been and are not being registered under the Securities Act or any applicable state securities laws and, consequently, the Investor may have to bear the risk of owning the Securities for an indefinite period of time because the Securities may not be transferred unless (i) the resale of the Securities is registered pursuant to an effective registration statement under the Securities Act; (ii) the Investor has delivered to the Company an opinion of counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the Securities are sold or transferred pursuant to Rule 144;

          (b)   any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and

          (c)   except as set forth in Article V, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

        2.8    Legends.    The Investor understands the certificates representing the Securities will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

        2.9    Authorization; Enforcement.    This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and represents the valid and binding obligations of the Investor enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

        2.10    Residency.    The Investor is a resident of the jurisdiction set forth immediately below such Investor's name on the signature pages hereto.

        2.11    Acknowledgements Regarding Placement Agents.    The Investor acknowledges that Park Capital Securities, LLC and vFinance, Inc. are acting as placement agents ("Placement Agents") for the Securities being offered hereby and will be compensated by the Company for acting in such capacity. The fee shall consist of a cash payment and Warrants based on the number of units purchased by the investors and as more fully described in Section 3.13 of this Agreement. The Warrants will be based on the same terms as the Warrants issued to the investors. Any securities to be issued to Park Capital Securities, LLC and vFinance, Inc. will be registered in the Registration Statement. The Investor further acknowledges that the information and data provided to the Investor in connection with the transactions contemplated hereby have not been subjected to independent verification by the Placement Agents, and that the Placement Agents make no representation or warranty with respect to the accuracy or completeness of such information, data or other related disclosure material. The Investor further acknowledges that in making its decision to enter into this Agreement and purchase the Securities it has relied on its own examination of the Company and the terms of, and consequences, of holding the Securities. The Investor further acknowledges that the provisions of this Section 2.11 are for the benefit of, and may be enforced by, the Placement Agent.

        2.12    The Investor hereby acknowledges receipt and careful review of this Agreement, including all exhibits thereto, and any documents which may have been made available upon request as reflected therein (collectively referred to as the "Offering Materials") and hereby represents that the Investor has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Investor has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering.

        2.13    The Investor hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the "SEC") nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Section 4(6) of the Securities Act.

        2.14    The Investor represents that the Investor has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Securities. This Agreement constitutes the legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms.

        2.15    If the Investor is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

        2.16    The Investor acknowledges that if he or she is a Registered Representative of an NASD member firm, he or she must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 4 of the Investor Questionnaire which is attached hereto as Exhibit B.

        2.17    Anti-Money Laundering.

          (a)    In General.    Investor acknowledges that due to anti-money laundering requirements operating in the United States, as well as Park Capital Securities, LLC's and vFinance, Inc.'s own internal anti-money laundering policies, Park Capital Securities, LLC and vFinance, Inc. may require further identification of the Investor and the source of purchase funds before this Agreement can be processed and purchase monies accepted. Park Capital Securities, LLC and vFinance, Inc. shall be held harmless and indemnified against any loss arising as a result of a failure to process this Agreement if such information has been required by Park Capital Securities, LLC or vFinance, Inc. and has not been satisfactorily provided by the Investor. Investor represents that all purchase payments transferred to the Company pursuant to this Agreement originated directly from a bank or brokerage account in the name of Investor. If Investor is subscribing on behalf of a Beneficial Owner, pursuant to Section 2.17(b) below, then Investor represents that all purchase payments transferred to Investor with respect to such Beneficial Owner originated directly from a bank or brokerage account in the name of such Beneficial Owner. Investor represents and warrants that acceptance by the Company and Park Capital Securities, LLC or vFinance, Inc., as the case may be, of this Agreement, together with acceptance of the appropriate remittance, will not breach any applicable rules and regulations designed to avoid money laundering. Specifically, Investor represents and warrants that all evidence of identity provided to Park Capital Securities, LLC or vFinance, Inc. is genuine and all related information furnished and to be furnished to Park Capital Securities, LLC or vFinance, Inc. is accurate.

          (b)    Beneficial Ownership.    Investor represents and warrants that it is subscribing for the Shares for Investor's own account and own risk, and, unless Investor advises Park Capital Securities, LLC or vFinance to the contrary in writing and identifies with specificity each beneficial owner on whose behalf Investor is acting, Investor represents that it is not acting as a nominee for any other person or entity. Investor also represents that it does not have the intention or obligation to sell, distribute or transfer the Securities, directly or indirectly, to any other person or entity or to any nominee account. If the Investor is (A) acting as trustee, agent, representative or disclosed nominee for another person or entity, or (B) an entity (other than a publicly-traded company listed on an organized exchange (or a subsidiary or a pension fund of such a company) based in a Financial Action Task Force ("FATF") Compliant Jurisdiction) investing on behalf of underlying investors (including a Fund-of-Funds) (the persons, entities and underlying investors referred to in (A) and (B) being referred to collectively as the "Beneficial Owners"), Investor represents and warrants that:

      (i)
      Investor understands and acknowledges the representations, warranties and agreements made herein are made by Investor(A) with respect to Investor and (B) with respect to each of the Beneficial Owners;

      (ii)
      Investor has all requisite power and authority from each of the Beneficial Owners to execute and perform the obligations under this Agreement;

      (iii)
      Investor has adopted and implemented anti-money laundering policies, procedures and controls that comply with, and will continue to comply in all respects with, the requirements of applicable anti-money laundering laws and regulations; and

      (iv)
      Investor has established the identity of all Beneficial Owners, holds evidence of such identities and will make such information available to Park Capital Securities, LLC or vFinance, Inc. as the case may be, upon request, and has procedures in place to ensure that the Beneficial Owners are not Prohibited Investors (as defined in (e) below).

          (c)   Prohibited Investor.    Investor further represents and warrants that neither it or to the best of its knowledge and belief, the Beneficial Owners, nor any person controlling, controlled by, or under common control with it or the Beneficial Owners, nor any person having a beneficial or economic interest in it or the Beneficial Owners, is a Prohibited Investor (defined in (e) below) and Investor is not and will not purchase the Securities on behalf or for the benefit of any Prohibited Investor.

          (d)   Suspension of Purchase Rights.    Investor acknowledges that if, following its purchase of Securities pursuant to this Agreement, Park Capital Securities, LLC or vFinance, Inc., as the case may be, reasonably believes that Investor is a Prohibited Investor or has otherwise breached its representations and warranties herein, Park Capital Securities, LLC or vFinance, Inc., as the case may be, and the Company may be obligated to retroactively terminate this purchase (if possible), by rejecting this Agreement (even after full execution) and not completing this transaction, freezing such Investor's funds forwarded by such Investor pursuant to this Agreement, and stopping the delivery of Securities in accordance with applicable regulations, or placing a "stop order" with the Transfer Agent or the Company, and it shall have no claim against Park Capital Securities, LLC or vFinance, Inc., as the case may be, or the Company for any form of damages or liabilities as a result of any of the aforementioned actions.

          (e)   Definitions.

      (i)
      FATF means the Financial Action Task Force on Money Laundering. FATF-Compliant Jurisdiction is a jurisdiction that (A) is a member in good standing of FATF and (B) has undergone two rounds of FATF mutual evaluations. (The following jurisdictions, as determined by the FATF, are currently considered to be compliant: Argentina; Australia; Austria; Belgium; Brazil; Canada; Denmark; European Commission; Finland; France; Germany; Greece; Gulf Cooperation Council; Hong Kong; Iceland; Ireland; Italy; Japan; Luxembourg; Mexico; Kingdom of The Netherlands; New Zealand; Norway; Portugal; Singapore; Spain; Sweden; Switzerland; Turkey; United Kingdom; and the United States of America. The list of FATF compliant jurisdictions is amended periodically. For a current list of FATF compliant jurisdictions, refer to http://www.oecd.org/fatf/.)

      (ii)
      Foreign Bank means an organization that (A) is organized under the laws of a non-U.S. country; (B) engages in the business of banking; (C) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (D) receives deposits to a substantial extent in the regular course of its business; and (E) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a non-U.S. bank.

      (iii)
      Foreign Shell Bank means a Foreign Bank without a Physical Presence in any country, but does not include a Regulated Affiliate.

      (iv)
      Non-Cooperative Jurisdiction means any non-U.S. country that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the FATF, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur. (The current list of non-cooperative countries and territories, as determined by the FATF, is: Cook Islands; Egypt; Guatemala; Indonesia; Myanmar; Nauru; Nigeria; Philippines; St. Vincent and the Grenadines; and Ukraine. The list of Non-Cooperative Countries and Territories is amended periodically. For a current list of Non-Cooperative Countries and Territories, refer to the Financial Action Task Force website, http://www.oecd.org/fatf/NCCT_en.htm.)

      (v)
      Physical Presence means a place of business that is maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank (i) employs one or more individuals on a full-time basis; (ii) maintains operating records related to its banking activities; and (iii) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.

      (v)
      Prohibited Investor means (i) a person or entity whose name appears on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control ("OFAC") (refer to http://www.ustreas.gov/ofac); (ii) a Foreign Shell Bank; or (iii) a person or entity resident in or organized or chartered under the laws of a Non-Cooperative Jurisdiction or whose purchase funds are transferred from or through a Foreign Shell Bank, a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction or a Sanctioned Regime.

      (vi)
      Regulated Affiliate means a Foreign Shell Bank that (i) is an affiliate of a depository institution, credit union, or Foreign Bank that maintains a Physical Presence in the United States or a non-U.S. country, as applicable; and (ii) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or Foreign Bank.

      (vii)
      Sanctioned Regimes means targeted foreign countries, terrorism sponsoring organizations and international narcotics traffickers in respect of which OFAC administers and enforces economic and trade sanctions based on U.S. foreign policy and national security goals. (OFAC has imposed sanctions upon Balkans, Burma (Myanmar), Cuba, Iran, Iraq, Liberia, Libya, North Korea, Sierra Leone, Sudan, and Zimbabwe.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company represents and warrants to the Investors that:

        3.1    Organization and Qualification.    The Company is duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

        3.2    Authorization; Enforcement.    (a) The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement, to consummate the transactions contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof; (b) the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby (including without limitation the issuance of the Securities) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required; (c) this Agreement has been duly executed by the Company; and (d) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

        3.3    Capitalization.    As of June 30, 2003, the authorized capital stock of the Company consists of (a) 40,000,000 shares of Common Stock, no par value per share, of which 12,113,533 shares are issued and outstanding. In addition, the Company has reserved 6,584,741 shares for issuance upon exercise of options and warrants (including options remaining to be issued under certain plans) and 1,609,322 shares issuable upon conversion of the Company's outstanding Series A Convertible Preferred Stock; and (b) 10,000,000 shares of preferred stock, no par value per share, of which 963,666 shares of Series A Convertible Preferred Stock are outstanding. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company, including the Securities issuable pursuant to this Agreement, are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed above and in the SEC Documents, and except for the transactions contemplated hereby, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into, exercisable for, or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company; (ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Securities. The Company has made available to the Investors for their review true and correct copies of the Company's Certificate of Incorporation, as amended, as in effect on the date hereof, the Company's Bylaws as in effect on the date hereof and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto.

        3.4    Issuance of Securities.    The Securities are duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof, will not be subject to preemptive rights or other similar rights of stockholders of the Company, and will not impose personal liability on the holders thereof.

        3.5    No Conflicts; No Violation.

          (a)   The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) will not (i) conflict with or result in a violation of any provision of its Certificate of Incorporation or Bylaws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment (including without limitation, the triggering of any anti-dilution provision), acceleration or cancellation of, any agreement, indenture, patent, patent license, or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

          (b)   The Company is not in violation of its Certificate of Incorporation, Bylaws or other organizational documents and the Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default) under any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

          (c)   The Company is not conducting its business in violation of any law, ordinance or regulation of any governmental entity, the failure to comply with which would, individually or in the aggregate, have a Material Adverse Effect.

          (d)   Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws or any listing agreement with any securities exchange or automated quotation system, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, or to issue and sell the Securities in accordance with the terms hereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

        3.6    SEC Documents, Financial Statements.    Since January 1, 2002, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to each Investor, or each Investor has had access to, true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business subsequent to January 31, 2003, and liabilities of the type not required under generally accepted accounting principles to be reflected in such financial statements. Such liabilities incurred subsequent to January 31, 2003, are not, in the aggregate, material to the financial condition or operating results of the Company.

        3.7    Absence of Certain Changes.    Except as disclosed in the SEC Documents or on Schedule 3.7, since January 31, 2003, there has been no material adverse change in the assets, liabilities, business, properties, operations, financial condition, prospects or results of operations of the Company.

        3.8    Absence of Litigation.    Except as disclosed in the SEC Documents, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its officers or directors acting as such that could, individually or in the aggregate, have a Material Adverse Effect.

        3.9    Intellectual Property Rights.    The Company owns or possesses licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights necessary to enable it to conduct its business as now operated (the "Intellectual Property"). Except as set forth in the SEC Documents, there are no material outstanding options, licenses or agreements relating to the Intellectual Property, nor is the Company bound by or a party to any material options, licenses or agreements relating to the patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names or copyrights of any other person or entity. Except as disclosed in the SEC Documents, there is no claim or action or proceeding pending or, to the Company's knowledge, threatened that challenges the right of the Company with respect to any Intellectual Property.

        3.10    Tax Status.    The Company has timely made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. To the knowledge of the Company, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

        3.11    Environmental Laws.    The Company (i) is in compliance with all applicable foreign federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the three foregoing clauses, the failure to so comply would have, individually or in the aggregate, a Material Adverse Effect

        3.12    No Integrated Offering.    Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Investors. Depending upon the view of the SEC in reviewing the registration statement covering this offering, the issuance of the Securities to the Investors will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of the Securities Act or any applicable rules of Nasdaq.

        3.13    Brokers.    Except as set forth below, the Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby.

          (a)   Upon the Closing of each investment (as defined below) in the Offering, by an investor first introduced to the Company by Park Capital Securities, LLC (the "Park Capital Investors"), Park Capital Securities, LLC will receive cash commissions equal to 10% of the aggregate value of such investment.

          (b)   Upon the Closing of each investment (as defined below) in the Offering, by an investor first introduced to the Company by vFinance, Inc. (the "vFinance Investors"), vFinance, Inc. will receive cash commissions equal to 10% of the aggregate value of such investment.

          (c)   The Company agrees to pay for legal expenses of Park Capital Securities, LLC's counsel in the amount of $7,500 associated with document preparation, review of the Registration Statement to be prepared by the Company's counsel and all amendments thereto. The Company has paid the sum of $2,500 as required by paragraph 5 of the Placement Agent Agreement between the Company and Park Capital Securities LLC, and the Company shall pay an additional $5,000 as described in said paragraph 5.

        3.14    Insurance.    The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged.

        3.15    Employment Matters.    The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours except where failure to be in compliance would not have a Material Adverse Effect. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the Company's knowledge, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the Company's knowledge, threatened, that could have a Material Adverse Effect nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of officers or key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing.

        3.16    Investment Company Status.    The Company is not and upon consummation of the sale of the Securities will not be an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

        3.17    Subsidiaries.    Except as set forth in the SEC Documents, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, joint venture, partnership or other business entity and the Company is not a direct or indirect participant in any joint venture or partnership.

        3.18    No Conflict of Interest.    The Company is not indebted, directly or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company's officers, directors or employees, or any members of their immediate families, are directly, or indirectly, indebted to the Company (other than in connection with purchases of the Company's stock or as set forth on Schedule 3.18) or, to the best of the Company's knowledge, have any direct or indirect ownership interest in any entity with which the Company is affiliated or with which the Company has a business relationship, or any entity which competes with the Company, except that officers, directors, employees and/or stockholders of the Company may own stock in (but not exceeding five percent (5%) of the outstanding capital stock of) any publicly traded company that may compete with the Company. To the best of the Company's knowledge, none of the Company's officers, directors or employees or any members of their immediate families are, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person or entity.

        3.19    Trading in Securities.    The Company specifically acknowledges that, except to the extent specifically provided herein or in any of the other offering documents (but limited in each instance to the extent so specified), the Investor retains the right (but is not otherwise obligated) to buy, sell, engage in hedging transactions or otherwise trade in the securities of the Company, including, but not necessarily limited to, the Common Stock, at any time before, contemporaneous with or after the execution of this Agreement or from time to time and in any manner whatsoever permitted by applicable federal and state securities laws.

        3.20    Issuance of Shares.    A sufficient number of shares of Common Stock issuable pursuant to this Agreement, have been duly authorized and reserved for issuance pursuant to this Agreement. Upon issuance in accordance with this Agreement, the Common Stock will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. In the event the Company cannot register a sufficient number of shares of Common Stock, due to the remaining number of authorized shares of Common Stock being insufficient, the Company will use its best efforts to register the maximum number of shares it can based on the remaining balance of authorized shares and will use its best efforts to increase the number of its authorized shares as soon as reasonably practicable.

ARTICLE IV
COVENANTS

        4.1    Form D; Blue Sky Laws.    The Company will timely file a Notice of Sale of Securities on Form D with respect to the Securities, as required by Form D. Counsel for Park Capital Securities, LLC will, on or before the

Closing Date, take such action as it reasonably determines to be necessary to qualify the Securities for sale to the Investors under this Agreement under applicable securities (or "blue sky") laws of the states of the United States (or to obtain an exemption from such qualification). Counsel for Park Capital Securities, LLC shall be responsible for filing the necessary forms for Blue Sky filings for the Offering with New York and two additional states, but the Company shall be responsible for all filing fees and fees for specific consents for the service of process. The Company will pay counsel for Park Capital Securities, LLC for each state thereafter the amount of $500 plus all filing fees and fees for specific consents for the service of process. The Company's counsel shall prepare and file the Form D. The Company and Park Capital Securities, LLC agree that no sales will be made to any Investor in a state in which the Blue Sky filing requires that the Company generally consent to the service of process as a condition of blue sky qualification, or that may impose an escrow or other requirements on the Company or its affiliates of the sort that are generally referred to as "merit requirements". Counsel for Park Capital Securities, LLC will provide counsel to the Company with copies of all communications to and from any blue sky administrator relating to this Offering prior to submitting to any such blue sky administrator, and promptly after receipt from any blue sky administrator.

        4.2    Reporting Status; Eligibility to Use Form S-3.    The Company's Common Stock is registered under Section 12 of the Exchange Act. During the Registration Period (as defined below), the Company will timely file all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the reporting requirements of the Exchange Act, and the Company will not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. The Company currently meets, and will take all reasonably necessary action to continue to meet, the "registrant eligibility" requirements set forth in the general instructions to Form S-3 to enable the registration of the Registrable Securities.

        4.3    Expenses.    The Company and each Investor is liable for, and will pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys' and consultants' fees and expenses.

        4.4    Financial Information.    The financial statements of the Company will be prepared in accordance with United States generally accepted accounting principles, consistently applied, and will fairly present in all material respects the consolidated financial position of the Company and results of its operations and cash flows as of, and for the periods covered by, such financial statements (subject, in the case of unaudited statements, to normal year-end audit adjustments).

        4.5    Compliance with Law.    As long as an Investor owns any of the Securities, the Company will conduct its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, (including, without limitation, all applicable local, state and federal environmental laws and regulations), the failure to comply with which would have a Material Adverse Effect.

        4.6    Sales by Investors.    Each Investor will sell any Securities sold by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. No Investor will make any sale, transfer or other disposition of the Securities in violation of federal or state securities laws.

        4.7    Share Issuance    At all times, the Company shall keep available Common Stock duly authorized for issuance against the Warrants. If at any time, the Company does not have available an amount of authorized and unissued Common Stock necessary to satisfy the full exercise of the then outstanding Warrants, the Company shall call and hold a special meeting within 30 days of such occurrence, for the purpose of increasing the number of shares authorized. Management of the Company shall recommend to shareholders, officers and directors to vote in favor of increasing the number of common shares authorized.

        4.7    Litigation.    The Company knows of no pending or threatened legal or governmental proceedings against the Company which could materially adversely affect the business, property, financial condition or operations of the Company or which materially and adversely questions the validity of this Agreement or any agreements related to the transactions contemplated hereby or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could materially adversely affect the business, property, financial condition or operations of the Company. There is no action, suit, proceeding or investigation by the Company currently pending in any court or before any arbitrator or that the Company intends to initiate.

ARTICLE V
REGISTRATION RIGHTS

        5.1   As used in this Agreement, the following terms shall have the following meanings:

          (a)    "Affiliate"    shall mean, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition "control," when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing).

          (b)    "Business Day"    shall mean a day Monday through Friday on which banks are generally open for business in New York.

          (c)    "Holders"    shall mean the Investors and any person holding Registrable Securities (including, without limitation, the shares of Common Stock issuable upon exercise of the unit purchase options to be granted to the Placement Agents and/or their designees (the "Unit Purchase Options") and the Common Stock underlying the Warrants issuable upon the exercise of the Unit Purchase Options) or any person to whom the rights under Article V have been transferred in accordance with Section 5.9 hereof.

          (d)    "Person"    shall mean any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

          (e)   The terms "register," "registered" and "registration" refer to the registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

          (f)    "Registrable Securities"    shall mean (i) the shares of Common Stock sold in the Offering; (ii) the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares"); (iii) the additional shares ("Additional Shares") of Common Stock issuable upon exercise of the Additional Warrants (as defined in Section 5.11(a)), if any; and (iv) any shares of Common Stock issued as (or issuable upon the conversion of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in replacement of the Common Stock; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale or (C) are held by a Holder or a permitted transferee pursuant to Section 5.9.

          (g)    "Registration Expenses"    shall mean all expenses incurred by the Company in complying with Section 5.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

          (h)    "Registration Statement"    shall have the meaning ascribed to such term in Section 5.2.

          (i)    "Registration Period"    shall have the meaning ascribed to such term in Section 5.4.

          (j)    "Selling Expenses"    shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

        5.2   No later than thirty days after the final Closing Date of the Offering as described in paragraph 10 of the Placement Agent Agreement (the "Filing Date"), the Company shall file a registration statement on the appropriate form (the "Registration Statement") with the SEC and use its best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments) no later than ninety calendar days following the Filing Date.

        5.3   All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 5.2 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered.

        5.4   In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

  (a)
  use its best efforts to keep such registration, continuously effective until the Holders have completed the distribution described in the registration statement relating thereto. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as "the Registration Period." Notwithstanding the foregoing, at the Company's election, the Company may cease to keep such registration, qualification, exemption or compliance effective with respect to any Registrable Securities, and the registration rights of a Holder shall expire, on the earlier of (i) the date on which no Warrants remain unexercised or (ii) January 1, 2006.

  (b)
  advise the Holders:

    (i)
    when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

    (ii)
    of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

    (iii)
    of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

    (iv)
    of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

    (v)
    of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

  (c)
  make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

  (d)
  furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference) in the form filed with the SEC;

  (e)
  during the Registration Period, deliver to each Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto. In addition, upon the reasonable request of the Holder and subject in all cases to confidentiality protections reasonably acceptable to the Company, the Company will meet with a Holder or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Securities, and will otherwise cooperate with any Holder conducting an investigation for the purpose of reducing or eliminating such Holder's exposure to liability under the Act, including the reasonable production of information at the Company's headquarters;

  (f)
  during the Registration Period, deliver to each Holder, without charge, (i) as soon as practicable (but in the case of the annual report of the Company to its stockholders, within 120 days after the end of each fiscal year of the Company) one copy of the following documents, other than those documents available via EDGAR: (A) its annual report to its stockholders, if any (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing); (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-KSB (or similar form); (C) each of its quarterly reports to its stockholders, and, if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-QSB (or similar form), and (D) a copy of the full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) upon reasonable request, all exhibits excluded by the parenthetical to the immediately preceding clause (D), and all other information that is generally available to the public;

          (g)   cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request at least five (5) business days prior to sales of Registrable Securities pursuant to such Registration Statement; and

          (h)   upon the occurrence of any event contemplated by Section 5.4(b)(v) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        5.5   The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 5.2 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

        5.6   (a)    To the extent permitted by law, the Company shall indemnify each Holder, each underwriter of the Registrable Securities and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which any registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse each Holder, each underwriter of the Registrable Securities and each person controlling such Holder, for reasonable legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) or in the prospectus subject to completion and term sheet under Rule 434 of the Act, which together meet the requirements of Section 10(a) of the Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

              (b)    Each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Securities and each person who controls the Company within the meaning of Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Registrable Securities and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus was not made available to the Holder and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the proceeds received by such Holder in the offering, except in the event of fraud by such Holder.

              (c)    Each party entitled to indemnification under this Section 5.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

              (d)    If the indemnification provided for in this Section 5.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        5.7   (a)    Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement contemplated by Section 5.2 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

          (b)   Each Holder shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 5.2 during (i) any period not to exceed two 30-day periods within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities and (ii) any period, not to exceed one 30-day period per circumstance or development, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable.

          (c)   As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the

  Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Article V.

          (d)   At the end of the Registration Period the Holders shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

        5.8   With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use its reasonable best efforts to:

          (a)   make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times;

          (b)   file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

          (c)   so long as a Holder owns any unregistered Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, all necessary opinion letters that may be requested by the Transfer Agent and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

          (d)   at the request of any Investor, give its Transfer Agent instructions (supported by an opinion of Company counsel, if required or requested by the Transfer Agent) to the effect that, upon the Transfer Agent's receipt from such Investor of:

      (i)
      a certificate (a "Rule 144 Certificate") certifying (A) that such Investor has held the shares of Registrable Securities which the Investor proposes to sell (the "Securities Being Sold") for a period of not less than (1) year and (B) as to such other matters as may be appropriate in accordance with Rule 144 under the Securities Act, and (B)  an opinion of Investor's counsel, acceptable to the Company, that, based on the Rule 144 Certificate, the Securities Being Sold may be sold pursuant to the provisions of Rule 144, even in the absence of an effective Registration Statement, the Transfer Agent is to effect the transfer of the Securities Being Sold and issue to the buyer(s) or transferee(s) thereof one or more stock certificates representing the transferred Securities Being Sold without any restrictive legend and without recording any restrictions on the transferability of such shares on the Transfer Agent's books and records (except to the extent any such legend or restriction results from facts other than the identity of the Investor, as the seller or transferor thereof, or the status, including any relevant legends or restrictions, of the shares of the Securities Being Sold while held by the Investor). If the Transfer Agent requires any additional documentation at the time of the transfer, the Company shall deliver or cause to be delivered all such reasonable additional documentation as may be necessary to effectuate the issuance of an unlegended certificate.

        5.9     The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 5.2 may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities, provided, however, that (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to the Company; and (iii) such transferee agrees to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 5.9, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person.

        5.10 With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities that are then outstanding, any provision of this Article V may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

        5.11    Delay in Filing or Effectiveness of Registration Statement.

          (a)   The Company shall use its best efforts to ensure that a registration statement (the "Registration Statement") is filed on or before Filing Date as defined in Section 5.2, above (which date is referred to herein as the "Registration Filing Deadline"). The Registration Statement will include for resale by the Holders in accordance with the plan of distribution set forth therein the Common Stock included within the units and the Common Stock underlying the Warrants (the "Registrable Securities"), but not the Warrants themselves. In the event the Registration Statement covering this offering is not filed on or before the Registration Filing Deadline, the Company shall pay the Investor, as liquidated damages, 2% of the purchase price of the units for every 30 calendar day period that the Registration Statement is not filed. No payment shall be required if the delay is ten days or less; the liquidated damages will be 1% if the delay is more than ten days but not more than twenty days.

          (b)   The Company shall use its best efforts to cause such Registration Statement to become effective on or before ninety calendar days following the Filing Date. In the event the Registration Statement is not declared effective within ninety (90) calendar days following the Registration Filing Deadline (unless the delay was caused by the failure of any person named in the Registration Statement as a selling securityholder to provide the Company with information regarding the selling securityholder necessary to be included therein or to agree to a customary cross indemnification agreement), the Company shall pay the Investor, as liquidated damages, 2% of the purchase price of the units for every 30 calendar day period, or portion thereof, that the registration statement is not declared effective. No payment shall be required if the delay is ten days or less; the liquidated damages will be 1% if the delay is more than ten days but not more than twenty days. Any liquidated damages shall be paid in cash or freely trading common stock at the Company's option, and such damages shall continue until the obligation is fulfilled, subject to a maximum of 12 months from the Closing Date.

        The Company shall respond to all SEC comments promptly, and will keep Park Capital Securities, LLC, vFinance, Inc. or their counsel advised with respect to the SEC's review of the Registration Statement. The Company shall cause the Registration Statement relating to the Registrable Securities to become effective no later than three (3) business days after notice from the SEC that the Registration Statement may be declared effective.

          (c)   The Company shall bear registration expenses of the Registration Statement and its counsel shall prepare and file the Registration Statement. Park Capital Securities, LLC, vFinance, Inc. and any other person for whom Registrable Securities are included in the Registration Statement will bear their own expenses. Each such person will also provide the Company with information regarding "Selling Securityholders" and "Plan of Distribution" and other information required to be included about them, their stock and Warrant ownership, and otherwise that is necessary to be included in the Registration Statement. Park Capital Securities, LLC and vFinance, Inc. understand that they and persons associated with them will likely be considered to be underwriters by the SEC and the SEC will likely require this disclosure in the Registration Statement.

ARTICLE VI
INDEMNIFICATION

        In consideration of each Investor's execution and delivery of this Agreement and its acquisition of the Securities hereunder, and in addition to all of the Company's other obligations under this Agreement, the Company will indemnify and hold harmless each Investor and each other holder of the Securities and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (regardless of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by an Indemnitee as a result of, or arising out of, or relating to (a) any breach of any representation or warranty made by the Company herein or in any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained herein or in any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance, breach or enforcement of this Agreement by the Company. To the extent that the foregoing undertaking by the Company is unenforceable for any reason, the Company will make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

ARTICLE VII
DEFINITIONS

        7.1   "Closing" means the closing of the purchase and sale of the Securities under this Agreement.

        7.2   "Closing Date" has the meaning set forth in Section 1.3.

        7.3   "Common Stock" means the common stock, no par value per share, of the Company.

        7.4   "Company" means Isonics Corporation.

        7.5   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        7.6   "Indemnified Liabilities" has the meaning set forth in Article VI.

        7.7   "Indemnitees" has the meaning set forth in Article VI.

        7.8   "Investors" means the investors whose names are set forth on the signature pages of this Agreement, and their permitted transferees.

        7.9   "Material Adverse Effect" means a material adverse effect on (a) the business, operations, assets or financial condition of the Company or (b) the ability of the Company to perform its obligations pursuant to the transactions contemplated by this Agreement or under any instruments to be entered into or filed in connection herewith.

        7.10 "Nasdaq" means the Nasdaq National Market System.

        7.11 "Rule 144" means Rule 144 promulgated under the Securities Act, or any successor rule.

        7.12 "SEC" means the United States Securities and Exchange Commission.

        7.13 "SEC Documents" has the meaning set forth in Section 3.6.

        7.14 "Securities" means the Common Stock and Warrants sold pursuant to this Agreement.

        7.15 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.

ARTICLE VIII
GOVERNING LAW; MISCELLANEOUS

        8.1    Governing Law; Jurisdiction.    This Agreement will be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States federal and state courts located in the State of New York with respect to any dispute arising under this Agreement or the transactions contemplated hereby or thereby. The Investor and the Company hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this Agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Investor or the Company. The Company acknowledges and agrees that it has received full and sufficient consideration for this provision and that this provision is a material inducement for the Investor entering into this Agreement.

        8.2    Counterparts; Signatures by Facsimile.    This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

        8.3    Headings.    The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

        8.4    Severability.    If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law.

Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

        8.5    Entire Agreement; Amendments.    This Agreement (including all schedules and exhibits hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

        8.6    Notices.    Any notices required or permitted to be given under the terms of this Agreement must be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) and will be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally, or by courier (including a recognized overnight delivery service), in each case addressed to a party. The addresses for such communications are:

If to the Company:	James E. Alexander, President Isonics Corporation 5906 McIntyre Street Golden, CO 80403 (P) 303 279-7900 (F) 303-279-7300
With a copy to:	Herrick K. Lidstone, Jr., Esq. Burns, Figa & Will, P.C. 6400 South Fiddler's Green Circle Suite 1030 Englewood, CO 80111 (P) 303-796-2626 (F) 720-493-9951

        If to an Investor: To the address set forth immediately below such Investor's name on the signature pages hereto.

        Each party will provide written notice to the other parties of any change in its address.

        8.7    Successors and Assigns.    This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns. The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors, and no Investor may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company. Notwithstanding the foregoing, an Investor may assign all or part of its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Securities Act, without the consent of the Company so long as the affiliate is an accredited investor as defined in Section 2(a)(15) and Rule 215 of the Securities Act) and agrees in writing to be bound by this Agreement. This provision does not limit the Investor's right to transfer the Securities pursuant to the terms of this Agreement or to assign the Investor's rights hereunder to any such transferee pursuant to the terms of this Agreement.

        8.8    Third Party Beneficiaries.    This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

        8.9    Further Assurances.    Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

        8.10    No Strict Construction.    The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

        8.11    Equitable Relief.    The Company recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investors. The Company therefore agrees that the Investors are entitled to seek temporary and permanent injunctive relief in any such case.

[BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK.]

        IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPANY:
ISONICS CORPORATION
By:

OMNIBUS SIGNATURE PAGE TO
ISONICS CORPORATION
SECURITIES PURCHASE AGREEMENT

        The undersigned hereby executes and delivers the Securities Purchase Agreement to which this signature page is attached, which, together with all counterparts of the Agreement and signature pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

Sign Name:
Print Name (and title if applicable):
Date:
Address:

Telephone:
Facsimile:
Dollar Amount:
Number of Units Purchased at $4.00 each:

Exhibit A

Wire Transfer Instructions

Intentionally Omitted

Exhibit B

Investor Questionnaire

Intentionally Omitted

Exhibit C

Form of Warrant Agreement

Intentionally Omitted (see exhibit 10.11)

Exhibit D

Risk Factors

Intentionally Omitted

Schedule of Exceptions

Schedule 3.3	None
Schedule 3.7	None
Schedule 3.8	None

QuickLinks

  Exhibit 10.10
Form of SECURITIES PURCHASE AGREEMENT
RECITALS
ARTICLE I PURCHASE AND SALE OF SECURITIES
ARTICLE II INVESTOR'S REPRESENTATIONS AND WARRANTIES
ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY
ARTICLE IV COVENANTS
ARTICLE V REGISTRATION RIGHTS
ARTICLE VI INDEMNIFICATION
ARTICLE VII DEFINITIONS
ARTICLE VIII GOVERNING LAW; MISCELLANEOUS
OMNIBUS SIGNATURE PAGE TO ISONICS CORPORATION SECURITIES PURCHASE AGREEMENT